Exhibit 99.2

Investor Teleconference Q3 2011 Results November 4, 2011 © 2011 Broadwind Energy, Inc, Inc. All Rights Reserved.

2 Industry Data and Forward-Looking Statements Broadwind obtained the industry and market data used throughout this presentation from its own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy and completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond Broadwind’s control. This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995—that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “anticipate”, “believe”, “intend”, “expect”, “plan”, “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate and are subject to change based on various factors. Actual results and future events could differ materially from those anticipated in such statements. For further discussion of risks and uncertainties, individuals should refer to Broadwind's filings with the Securities and Exchange Commission. Broadwind undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. This document contains non-GAAP financial information. Broadwind’s management believes that certain non-GAAP financial measures may provide users of this financial information meaningful comparisons between current results and results in prior operating periods. Management believes that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Please see Broadwind’s earnings release dated as of November 4, 2011 for a reconciliation of certain non-GAAP measures presented in this document.

Q3 2011 Highlights

- **Revenue growth of 41% over Q3 2010**
  - Robust revenue growth in Towers and Services
  - Services revenue up 82% from Q3 2010
  - Gearing revenue mix: industrial revenue 63%; wind revenue 37%
  - 22% increase vs. Q2
- **Operating Performance**
  - Transition to a new tower design caused $650K of additional costs in the quarter and delayed the recognition of $6.5M of revenue
  - The company incurred additional legal costs in the quarter of $600K
  - $ 12.0M improvement in the 9 months adj. EBITDA over 2010
- **Customer diversification gaining traction**
  - Landed a new customer for towers (36 firm with option for 25 more)
  - Expanding in other parts of the business
  - Added one large mining customer in both gearing and weldments
- **Market Outlook**
  - Anticipating strong demand for wind towers in 2012
  - Strong demand in O&G and Mining gearing market
  - Aging fleet continues to drive tech services, drivetrain and blade programs
  - Continue to win industrial gearing customers

Sources: AWEA, I.H.S. Global Insight, MAKE Consulting

© 2011 Broadwind Energy, Inc. All Rights Reserved.

3

Orders 4 Services Strong order activity in blades and tech services Starting to see results from new sales staff Towers Orders are typically lumpy; Q4 & Q1 strongest New tower order is not reflected until Q4 Quoting/customer engagement highest since 2008 Gearing ~$3.0M of customary orders delayed in Q3 due to a price increase put in effect for 2012 deliveries subsequently received PO’s in Q4 Strong activity in Oil & Gas and Mining $5.9M order received for 2012 wind gearing production Order Delay Q3 Orders Business Orders Book to Bill Services 7.4 1.12 Towers 6.8 .23 Gearing 12.0 .95 ...

Order and Backlog History 5 *Net of Cancellation and Discontinued Operations Backlog History $M Q3 YTD 2011 $26M $93M 2010 $27M $51M Orders*

Broadwind’s Business Mix 6 Continued strong growth in industrial gearing, which is offsetting the decline in wind gearing Industrial margins improving over wind Retooling business to deal with greater variety Increase in gearing sales to Broadwind Services associated with remanufactured boxes Significant uptick in projects under construction Activities support Towers and Services Seeing Texas pick up in the level of activity, which helps load our Abilene tower facility Projects In Construction – U.S. Wind Sources: AWEA

Market Dynamics Source : MAKE Consulting Source : IHS Global Wind Market MWs U.S. Gearing Market $M Wind market recovering from credit crisis Risk of PTC expiration pulling activity into 2012 Larger rotors, cost reductions and higher towers are driving down the cost of electricity closer to grid parity State RPS requirements driving some of the demand Some bipartisan support for 4 year PTC extension Strong growth across Oil & Gas and Mining markets for gearing Drilling and Mining markets are driven by increasing need for energy and commodities U.S. has increased its competitiveness in the international gearing market Gearing market getting tight based on Order-to- Delivery time ... leveraging to gain customers 7 Sources: AWEA reports and conferences, Bryan Garnier & Co., MAKE Consulting, AGMA, I.H.S. Global Insight 0 2000 4000 6000 8000 10000 12000 2009 2010 2011 E 2012 E 0 1000 2000 3000 4000 5000 6000 2009 2010 2011 E 2012 E

Restructuring


Towers
Services
Gearing
Corporate


2 Miles

Source: Google Maps

Facility Consolidation

- 1.5M Sq. Ft. across all facilities
- Reduce ~400K Sq. Ft.
  - Sell Brandon, SD tower facility
  - Consolidate Chicago gearing facilities
  - Close German office
  - Consolidate Corporate office with Gearing
- Consolidation will save ~$6M per year

Gearing Facility Consolidation

- Two facilities in Chicago totaling 500K Sq. Ft.
- Consolidate into one facility with enough capacity for $150M of revenue
- Eliminates ~17,000 miles of annual shipping between facilities
- Anticipated savings of $3-4M per year

© 2011 Broadwind Energy, Inc. All Rights Reserved.

8

Consolidated Results 9 9 month sales up 46% YTD $41M increase in sales drives $12M improvement in adj. EBITDA Q3 operating leverage (increase in adj. EBITDA as % of increase in revenue) low due to sales mix, production problems and increased legal expense 2011 2010 2011 2010 Revenue-$M 47.9 34.0 130.8 89.3 Gross Profit-$M 0.7 (0.2) 6.2 (3.5) Adjusted EBITDA-$M (1.5) (2.8) (1.2) (13.1) Operating Income-$M (6.2) (7.8) (14.5) (32.1) EPS Continuing- $ (0.06) (0.07) (0.14) (0.31) Operating Leverage (YOY) 10% 29% Q3 September YTD

Towers Third Quarter 2011 MW production flat with prior year and down ~40% from first half Revenue increase reflects full steel content on all Q3 production Adj. EBITDA margin lower due to new tower introduction, lower margin mix ($ in Millions) 10 Increase capacity utilization and new tower production excellence Diversify customer base Grow Specialty Weldment product line to reduce wind industry policy risk Strategic Focus 2011 2010 2011 2010 MW-Wind 133 129 593 277 Revenue-$M 29.7 17.3 82.4 45.9 Op Income-$M - (0.3) 5.2 (2.2) Adj. EBITDA-$M 1.1 0.8 8.8 1.2% 3.7% 4.6% 10.7% 2.6% Q3 YTD

Gearing Third Quarter 2011 Operating loss benefitted from a more favorable customer mix—less wind gearing, more energy & mining Production difficulties limited Q3 shipments—shift in customer base complicates manufacturing flow Results flat with prior year despite $0.6M higher legal fees ($ in Millions) 11 Growth in non-wind markets Improve capacity utilization Leverage gearing expertise in drivetrain services Improve margins Strategic Focus 2011 2010 2011 2010 Revenue-$M 12.6 13.1 38.7 35.1 Op Income-$M (3.3) (3.5) (8.5) (11.5) Adj. EBITDA-$M (0.7) (0.9) (0.9) (4.3) % -5.6% -6.9% -2.3% -12.3% Q3 YTD

Services Third Quarter 2011 Q3 orders of $7.4M, book-to-bill 112% Revenue rebounds—up 83% from 2010 and sharply higher than first half Tech service and blade repair activity strong ($ in Millions) 12 Shift focus from a turbine installation revenue stream to maintenance of installed base Expand O&M contract baseload Improve margins Strategic Focus 2011 2010 2011 2010 Revenue-$M 6.6 3.6 10.8 8.5 Op Income-$M (0.4) (2.1) (3.9) (11.1) Adj. EBITDA-$M (0.1) (1.0) (3.0) (3.5) % -1.5% -27.8% -27.8% -41.2% Q3 YTD

Operating Working Capital 13 9/30/11 6/30/11 12/31/10 Accounts Receivable, net 23,471 27,240 21,427 Inventories, net 31,283 22,443 17,739 Accounts Payable (23,193) (18,383) (22,342) Customer Deposits (15,705) (21,038) (8,881) Operating Working Capital 15,856 10,262 7,943 % Quarter Revenue Annualized 8.3% 6.5% 4.1% Sharp increase in inventories due to slower than planned tower throughput, which increased both raw materials and WIP significantly. YE working capital forecast at ~$17M, lower inventories and lower deposits

Liquidity 14 9/30/11 6/30/11 12/31/10 Lines of credit, notes payable 1,687 1,463 140 Long-term debt 5,730 9,119 11,108 Liabilities held for sale 5,083 - 4,221 Capital leases 2,094 2,344 2,768 Debt and capital lease 14,594 12,926 18,237 Cash and related assets 14,421 10,477 15,501 Net debt 173 2,449 2,736 Memo: available line of credit 9,877 10,000 10,000

Debt vs. TTM EBITDA (millions) 15

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